UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 30, 2024

Yijia Group Corp.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-218733	35-2583762
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

39 E Broadway, Suite 603, New York, NY 10002

(Address of principal office)

+1-919-869-0279

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 30, 2024, Yijia Group Corp. (the “Company”) entered into ten securities purchase agreements (the “Purchase Agreements”) in connection with its private offering (the “Offering”) of the Company’s unregistered shares of common stock, par value $0.001, with a total of ten (10) investors, consisting of two (2) U.S. accredited investors, as defined under Rule 501 of Regulation D, and eight (8) non-U.S. investors (individually, an “Investor” and collectively, the “Investors”), at a purchase price of $0.05 per share. This Offering was being conducted on a rolling basis and there was no minimum nor maximum offering amount to close this Offering. Each of the Purchase Agreements contained customary representations, warranties and covenants by the parties, regularly applied under industry standards. Each of the Investors acknowledged and agreed that any resale of the shares issued in connection with this Offering is subject to resale restrictions pursuant to the Securities Exchange Act of 1934 and none of the shares purchased herein has been registered under the Securities Act of 1933, as amended. This Offering was closed on January 30, 2024 and the Company raised an aggregate gross proceeds of $957,051 in this Offering.

The foregoing summary of the Purchase Agreements is subject to and qualified in its entirety by the Purchase Agreements, forms of which are filed herein as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

The Company shall issue shares of its common stock sold in this Offering in reliance on the exemption from registration under Section 4(a)(2) of the Securities Act. The Company relied on this exemption from registration for private placements based in part on the representations made by the U.S. Investors and non-U.S. Investors, including the representations with respect to the U.S. Investors’ status as accredited investors, other Investors’ status as non-U.S. investors and their investment intent.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above is incorporated by reference into this Item 3.02.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Form of the Purchase Agreement Pursuant to Regulation D under the Securities Act
10.2	Form of the Purchase Agreement Pursuant to Regulation S under the Securities Act
104	Cover Page Interactive Data File formatted in inline XBRL

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 5, 2024

YIJIA Group Corp.

By:	/s/ Qiuping Lu
Qiuping Lu
Chief Executive Officer and Director (Principal Executive Officer)

3